BEAR STEARNS

BEAR STEARNS FINANCIAL PRODUCTS INC.

383 MADISON AVENUE

NEW YORK, NEW YORK 10179

212-272-4009

DATE:                                            February 27, 2006

TO:                                                 LaSalle Bank National Association, not in its individual capacity, but solely as Trustee on behalf of Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-02 Trust under the PSA referred to below

ATTENTION:                               Amanda Hellyer

                                                        Trust Administrator

TELEPHONE:                              312-904-6299

FACSIMILE:                                312-904-1368

TO:                                                 Washington Mutual Bank

ATTENTION:                               Mercy Lu

TELEPHONE:                              206-461-5728

FACSIMILE:                                206-554-4889

TO:                                                 Bear Stearns Bank plc

ATTENTION:                               Derivatives Documentation

TELEPHONE:                              353-1-402-6225

FACSIMILE:                                353-1-402-6223

FROM:                                          Derivatives Documentation

TELEPHONE:                              212-272-2711

FACSIMILE:                                212-272-9857

RE:                                                 Novation Confirmation

REFERENCE NUMBER(S):FXNEC7941 – BXNE177027

The purpose of this letter is to confirm the terms and conditions of the Novation Transaction entered into between the parties and effective from the Novation Date specified below.  This Novation Confirmation constitutes a “Confirmation” as referred to in the New Agreement specified below.

1.     The definitions and provisions contained in the 2004 ISDA Novation Definitions (the “Definitions”) and the terms and provisions of the 2000 ISDA Definitions,  as published by the International Swaps and Derivatives Association, Inc. and amended from time to time, are incorporated in this Novation Confirmation.  In the event of any inconsistency between (i) the Definitions, (ii) the 2000 ISDA Definitions, and/or (iii) the Novation Agreement and this Novation Confirmation, this Novation Confirmation will govern.

2.     The terms of the Novation Transaction to which this Novation Confirmation relates are as follows:

Novation Trade Date:	February 27, 2006
Novation Date:	February 27, 2006
Novated Amount:	USD 7,000,000
Transferor 1:	Washington Mutual Bank
Transferor 2:	Bear Stearns Bank plc
Transferee 1:	LaSalle Bank National Association, not in its individual capacity, but as Trustee for Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-02 Trust (the “Trust” or “Transferee 1”)
Transferee 2:	Bear Stearns Financial Products Inc.
New Agreement (between Transferee 1 and Transferee 2):	The Master Agreement as defined in the New Confirmation

3.     The terms of the Old Transaction to which this Novation Confirmation relates, for identification purposes, are as follows:

Trade Date of Old Transaction:	February 23, 2006
Effective Date of Old Transaction:	February 27, 2006
Termination Date of Old Transaction:	May 25, 2020

4.     The terms of the New Transaction to which this Novation Confirmation relates shall be as specified in the New Confirmation attached hereto as Exhibit A.

Full First Calculation Period:	Applicable, commencing on February 27, 2006

5.     Other Provisions:  Additional Provisions relating to the New Transaction:

Trustee Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Novation Confirmation is executed by the Trustee (i) this Novation Confirmation is executed and delivered by LaSalle Bank National Association not in its individual capacity but solely as Trustee under the PSA referred to in this Novation Confirmation in the exercise of the powers and authority conferred and vested in it thereunder, (ii) under no circumstances shall LaSalle Bank National Association in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Novation Confirmation, and (iii) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as personal representations, undertakings and agreements of LaSalle Bank National Association.

6.     Offices:

Transferor 1:	Not Applicable
Transferor 2:	Not Applicable
Transferee 1:	Not Applicable
Transferee 2:	Not Applicable

The parties confirm their acceptance to be bound by this Novation Confirmation as of the Novation Date by executing a copy of this Novation Confirmation and returning a facsimile of the fully-executed Novation Confirmation to 212-272-9857.  Transferor 1 and Transferor 2, by their respective execution of a copy of this Novation Confirmation, each agrees to the terms of the Novation Confirmation as it relates to the Old Transaction.  Transferee 1 and Transferee 2, by their respective execution of a copy of this Novation Confirmation, each agrees to the terms of the Novation Confirmation as it relates to the New Transaction.  For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364.  For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6223.

Washington Mutual Bank By: /s/ Peggy Burton Name: Peggy Burton Title: Officer Date:	Bear Stearns Bank plc By: /s/ Mary Brock Name: Mary Brock Title: Authorized Signatory Date:

LaSalle Bank National Association, not in its individual capacity, but solely as Trustee on behalf of Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-02 Trust under the PSA

By:  /s/ Susan Feld

        Name: Susan Feld

        Title: Assistant Vice President

        Date:

Bear Stearns Financial Products Inc. By: /s/ Leticia Chevere Name: Leticia Chevere Title: Authorized Signatory Date: 2/24/06

am

BEAR STEARNS

BEAR STEARNS FINANCIAL PRODUCTS INC.

383 MADISON AVENUE

NEW YORK, NEW YORK 10179

212-272-4009

Exhibit A

DATE:                                          February 27, 2006

TO:                                               LaSalle Bank National Association, not in its individual capacity, but solely as Trustee on behalf of Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-02 Trust under the PSA referred to below

ATTENTION:                              Amanda Hellyer

                                                      Trust Administrator

TELEPHONE:                             312-904-6299

FACSIMILE:                               312-904-1368

FROM:                                         Derivatives Documentation

TELEPHONE:                             212-272-2711

FACSIMILE:                               212-272-9857

SUBJECT:                                   Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER(S):     FXNEC7941

The purpose of this letter agreement (“Agreement”) is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. (”BSFP”) and LaSalle Bank National Association, not in its individual capacity, but solely as Trustee on behalf of Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-02 Trust (the “Trust” or “Counterparty”) under the Pooling and Servicing Agreement, dated as of February 1, 2006, among WaMu Asset Acceptance Corp., as Depositor, Washington Mutual Bank, as Servicer,  LaSalle Bank National Association, as Trustee, and Christiana Bank & Trust Company, as Delaware Trustee (the “PSA”).  This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a “Schedule” as referred to in the ISDA Form Master Agreement.

1.      This Agreement is subject to the 2000 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”).  You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency—Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction.  In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.  Terms capitalized but not defined herein shall have the meanings attributed to them in the Trust Agreement.

2.      The terms of the particular Transaction to which this Confirmation relates are as follows:

         Type of Transaction:                    Rate Cap

Notional Amount:                        With respect to any Calculation Period, the lesser of:

(i) The Notional Amount set forth in Schedule I attached hereto for each Calculation Period, and

(ii) The outstanding Class 1A7 Principal Balance (as defined in the PSA) immediately prior to the last day of such Calculation Period; provided, however, that if the holder of any portion of the Class 1A7 Certificates on the related Record Date (as defined in the PSA) is Washington Mutual Bank or any of its affiliates (each, a "WM Entity"), (i) such WM Entity shall not be entitled to retain any portion of the Floating Rate Payer payment amount received by it pursuant to this Confirmation and the PSA; (ii) BSFP, shall be entitled to be repaid such portion of the Floating Rate Payer payment amount; and (iii) any Floating Rate Payer payment amount that is received by a WM Entity shall be returned by such WM Entity to BSFP as soon as it becomes aware of such payment. Other than the return of such payment, neither the WM Entity nor BSFP shall incur any penalty or liability hereunder with respect to such payment.

         Trade Date:                                 February 23, 2006

         Effective Date:                             February 27, 2006

         Termination Date:                        May 25, 2020

         Fixed Amount (Premium):        Inapplicable. Premium has been paid under the Old Transaction.

         Floating Amounts:

                  Floating Rate Payer:            BSFP

                  Cap Rate:                           5.45000%

                  Floating Rate Payer

                  Period End Dates:               The 25th calendar day of each month during the Term of this Transaction, commencing March 25, 2006 and ending on the Termination Date, subject to No Adjustment.

                  Floating Rate Payer

                  Payment Dates:                   Early Payment shall be applicable. The Floating Rate Payer Payment Dates shall be two Business Days preceding each Floating Rate Payer Period End Date.

                  Floating Rate Option:          USD-LIBOR-BBA; provided, however, that if the Floating Rate determined from such Floating Rate Option for any Calculation Period is greater than 8.95000% then the Floating Rate for such Calculation Period shall be deemed equal to 8.95000%.

                  Designated Maturity:           One month

                  Floating Rate Day

                  Count Fraction:                   30/360

                  Reset Dates:                       The first day of each Calculation Period.

                  Compounding:                    Inapplicable

         Business Days:                             New York

         Business Day Convention:            Following

3.      Additional Provisions:                  Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable.  This paragraph shall be deemed repeated on the trade date of each Transaction.

4.      Provisions Deemed Incorporated in a Schedule to the Master Agreement:

The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)  Termination Provisions. For purposes of the Master Agreement:

(a)        "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b)        The “Breach of Agreement” provision of Section 5(a)(ii) will not apply to BSFP or Counterparty.

(c)        The “Credit Support Default” provisions of Section 5(a)(iii) will not apply to BSFP or Counterparty.

(d)        The “Misrepresentation” provisions of Section 5(a)(iv) will not apply to BSFP or Counterparty.

(e)        "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(f)         The "Cross Default" provisions of Section 5(a)(vi) will not apply to BSFP or to  Counterparty.

(g)        Section 5 (a) (vii) is modified by deleting clause (2) thereof.

(h)        The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(i)         The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(j)         Payments on Early Termination.  For the purpose of Section 6(e) of this Agreement:

(i)         Market Quotation will apply.

(ii)        The Second Method will apply.

(k)        "Termination Currency" means United States Dollars.

3) Tax Representations.  Not applicable

4) [Reserved]

5) Documents to be Delivered. For the purpose of Section 4(a):

(1)        Tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered
BSFP and the Counterparty

Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate

Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required

(2)        Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
BSFP and the Counterparty

Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver this Agreement, any Confirmation , and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes
BSFP and the Counterparty

A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any  Confirmation, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes

6)  Miscellaneous. Miscellaneous

(a)        Address for Notices:  For the purposes of Section 12(a) of this Agreement:

            Address for notices or communications to BSFP:

                        Address:           383 Madison Avenue, New York, New York  10179

                        Attention:          DPC Manager

                        Facsimile:         (212) 272-5823

            with a copy to:

                        Address:           One Metrotech Center North, Brooklyn, New York 11201

                        Attention:          Derivative Operations ‑ 7th Floor

                        Facsimile:         (212) 272-1634

                        (For all purposes)

            Address for notices or communications to the Counterparty:

                        Address:           Global Securities and Trust Services

                                                LaSalle Bank National Association

                                                135 S. LaSalle St., Suite 1625

                                                Chicago, IL  60603

                        Attention:          Amanda Hellyer

                                                Trust Administrator

                        Facsimile:         (312) 904-1368

                        Phone:              (312) 904-6299

                        (For all purposes)

(b)        Process Agent.  For the purpose of Section 13(c):

            BSFP appoints as its

            Process Agent:                         Not Applicable

            The Counterparty appoints as its

            Process Agent:             Not Applicable

(c)        Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of this Agreement, it shall not in future have any Office other than one in the United States.

(d)        Multibranch Party.  For the purpose of Section 10(c) of this Agreement:

            BSFP is not a Multibranch Party.

            The Counterparty is not a Multibranch Party.

Calculation Agent.  The Calculation Agent is BSFP.

(f)         Credit Support Document.  Not applicable for either BSFP or the Counterparty.

(g)        Credit Support Provider.

            BSFP:  Not Applicable

            The Counterparty:         Not Applicable

(h)        Governing Law.            The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i)         Amendment; Consent. Section 9(b) of the printed ISDA  Form Master Agreement is amended modified by adding the following at the end of such Section:

No amendment, modification or waiver in respect of this Master Agreement will be effective unless the Rating Agency Condition is satisfied.

(j)         Additional Transactions or Amendment to Current Transaction Absent Consent. No Transaction between BSFP and the Counterparty (other than the Transaction relating to the  Relevant Certificates originally entered into in connection with the execution of this Agreement) shall be entered into, nor shall any amendment, assignment, transfer, modification or waiver in respect of any such Transaction or the Confirmation thereof be entered into unless the Rating Agency Condition is satisfied.

(k)        Non-Petition.  BSFP hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against or cause any other person to institute against, the Counterparty, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the Certificates (as defined in the Pooling and Servicing Agreement) and the expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment.

(l)         Severability.      If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

            The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(m)       Consent to Recording.  Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(n)        Waiver of Jury Trial.     Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(o)        Additional Definitional Provisions.

As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

“Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act having consulted with (i) Moody’s and having received from Moody’s, a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Relevant Certificates; and (ii) S&P and having received from S&P, a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Relevant Certificates

“Moody’s” means Moody’s Investors Service, Inc., or any successor.

“S&P”  Standard and Poor’s Ratings Services a division of The McGraw-Hill Companies, Inc. or any successor

“Relevant Certificates” means the Class 1A7 Certificates.

(p)        Trustee Capacity.  It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed and delivered by LaSalle Bank National Association not in its individual capacity but solely as Trustee under the PSA referred to in this Agreement in the exercise of the powers and authority conferred and vested in it thereunder, (ii) under no circumstances shall LaSalle Bank National Association in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement, and (iii) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as personal representations, undertakings and agreements of LaSalle Bank National Association.

(q)        Downgrade of BSFP.  If a Ratings Event (as defined below) shall occur and be continuing with respect to BSFP, then BSFP shall (A) within 5 Business Days of such Ratings Event, give notice to the Counterparty of the occurrence of such Ratings Event, and (B) use reasonable efforts to transfer (at its own cost) BSFP's rights and obligations hereunder to another party, subject to satisfaction of the Rating Agency Consent (as defined below).  Unless such a transfer by BSFP has occurred within 20 Business Days after the occurrence of a Ratings Event, BSFP will post Eligible Collateral (as designated in the approved Credit Support Annex), to secure the Counterparty's exposure or potential exposure to BSFP, and such Eligible Collateral shall be provided in accordance with a Credit Support Annex to be attached hereto and made a part hereof within 10 Business Days of the Counterparty's demand therefor.  The Eligible Collateral to be posted and the Credit Support Annex to be executed and delivered shall be subject to the Rating Agency Consent.  Valuation and posting of Eligible Collateral shall be made as of each Payment Date, unless BSFP is longer reporting financial information publicly, then such valuation and posting must occur weekly.  Notwithstanding the addition of the Credit Support Annex and the posting of Eligible Collateral, BSFP shall continue to use reasonable efforts to transfer its rights and obligations hereunder to an acceptable third party; provided, however, that BSFP's obligations to find a transferee and to post Eligible Collateral under such Credit Support Annex shall remain in effect only for so long as a Ratings Event is continuing with respect to BSFP.  For the purpose hereof, a "Ratings Event" shall occur with respect to BSFP if the long-term and short-term senior unsecured deposit ratings of BSFP cease to be at least “AA-” and “A-1” by Standard & Poor's Ratings Service ("S&P") and at least “Aa3” and “Prime-1” by Moody's Investors Service, Inc. ("Moody's") and at least “AA-” and “F1” by Fitch, Inc. ("Fitch"), to the extent such obligations are rated by S&P and Moody's and Fitch.  "Rating Agency Consent" means, with respect to any action taken or to be taken, a condition that is satisfied when S&P, Moody's and Fitch have confirmed that such action would not result in the downgrade, qualification (if applicable) or withdrawal of the rating then assigned by such Rating Agency to the applicable class of Certificates.  The failure by BSFP to post Eligible Collateral in accordance herewith or to transfer its rights and obligations hereunder shall constitute an Additional Termination Event for which BSFP shall be the sole Affected Party.

(r) Additional Termination Event:

Swap Disclosure Event.  If, upon the occurrence of a Swap Disclosure Event (as defined in Section s(ii) below), BSFP has not, within 10 days after such Swap Disclosure Event complied with any of the provisions set forth in Section s(iii) below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such Additional Termination Event.

(s)        Compliance with Regulation AB.

BSFP agrees and acknowledges that the Depositor   is required under Regulation AB under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (“Regulation AB”), to disclose certain financial information regarding BSFP or its group of affiliated entities, if applicable, depending on the aggregate “significance percentage” of this Agreement and any other derivative contracts between BSFP or its group of affiliated entities, if applicable, and Counterparty, as calculated from time to time in accordance with Item 1115 of Regulation AB.

It shall be a swap disclosure event (“Swap Disclosure Event”) if, on any Business Day after the date hereof,  the Depositor requests from BSFP the applicable financial information described in Item 1115 of Regulation AB (such request to be based on a reasonable determination by  the Depositor, in good faith, that such information is required under Regulation AB) (the “Swap Financial Disclosure”).

Upon the occurrence of a Swap Disclosure Event, BSFP, at its own expense, shall (a) provide to  the Depositor the Swap Financial Disclosure, (b) secure another entity to replace BSFP as party to this Agreement on terms substantially similar to this Agreement and subject to prior notification to the Swap Rating Agencies, which entity (or a guarantor therefor) meets or exceeds the Approved Rating Thresholds (or which satisfies the Rating Agency Condition) and which entity is able to comply with the requirements of Item 1115 of Regulation AB or (c) obtain a guaranty of the BSFP’s obligations under this Agreement from an affiliate of the BSFP that is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB, such that disclosure provided in respect of the affiliate will satisfy any disclosure requirements applicable to the Swap Provider, and cause such affiliate to provide Swap Financial Disclosure.  If permitted by Regulation AB, any required Swap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Exchange Act.

BSFP  agrees that, in the event that BSFP provides Swap Financial Disclosure to The Depositor in accordance with Section s(iii)(a) or causes its affiliate to provide Swap Financial Disclosure to The Depositor in accordance with Section s(iii)(c), it will indemnify and hold harmless The Depositor, its respective directors or officers and any person controlling The Depositor, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in such Swap Financial Disclosure or caused by any omission or alleged omission to state in such Swap Financial Disclosure a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(t)          Third Party Beneficiary.  The Depositor shall be a third party beneficiary of this Agreement.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8)  Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

            "(g)       Relationship Between Parties.

                                    Each party represents to the other party on each date when it enters into a Transaction that:--

                        (1)  Nonreliance.  It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

                        (2) Evaluation and Understanding.

                        (i)  It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

                        (ii)  It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                        (3) Purpose.  It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

                        (4) Principal.  In the case of BSFP, it is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise.  In the case of the Counterparty, LaSalle Bank National Association is entering into the Transaction not individually but solely as Trustee on behalf of the Trust.”

              NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.      Account Details and

         Settlement Information:          Payments to BSFP:

                                                      Citibank, N.A., New York

                                                      ABA Number: 021-0000-89, for the account of

                                                      Bear, Stearns Securities Corp.

                                                      Account Number: 0925-3186, for further credit to

                                                      Bear Stearns Financial Products Inc.

                                                      Sub-account  Number: 102-04654-1-3

                                                      Attention: Derivatives Department

                                                      Payments to Counterparty:

                                                      LaSalle Bank

                                                      ABA # 071000505

                                                      LaSalle CHGO/CTR/BNF:/LaSalle Trust

                                                      Trust Acct # 723419.2

                                                      Attn: Amanda Hellyer - 6299

am

SCHEDULE I

From and including	To but excluding	Notional Amount (USD)
Effective Date	3/25/2006	7,000,000.00
3/25/2006	4/25/2006	6,825,157.93
4/25/2006	5/25/2006	6,653,474.75
5/25/2006	6/25/2006	6,484,918.26
6/25/2006	7/25/2006	6,319,445.99
7/25/2006	8/25/2006	6,157,016.05
8/25/2006	9/25/2006	5,997,587.13
9/25/2006	10/25/2006	5,841,118.45
10/25/2006	11/25/2006	5,687,569.82
11/25/2006	12/25/2006	5,536,901.55
12/25/2006	1/25/2007	5,389,074.53
1/25/2007	2/25/2007	5,244,050.16
2/25/2007	3/25/2007	5,101,790.35
3/25/2007	4/25/2007	4,962,257.56
4/25/2007	5/25/2007	4,825,414.73
5/25/2007	6/25/2007	4,691,225.31
6/25/2007	7/25/2007	4,559,653.26
7/25/2007	8/25/2007	4,430,663.00
8/25/2007	9/25/2007	4,304,219.45
9/25/2007	10/25/2007	4,180,288.01
10/25/2007	11/25/2007	4,058,834.54
11/25/2007	12/25/2007	3,939,825.36
12/25/2007	1/25/2008	3,823,227.26
1/25/2008	2/25/2008	3,709,007.47
2/25/2008	3/25/2008	3,597,133.65
3/25/2008	4/25/2008	3,487,573.94
4/25/2008	5/25/2008	3,380,296.87
5/25/2008	6/25/2008	3,275,271.42
6/25/2008	7/25/2008	3,172,466.99
7/25/2008	8/25/2008	3,071,853.37
8/25/2008	9/25/2008	2,973,400.79
9/25/2008	10/25/2008	2,877,079.87
10/25/2008	11/25/2008	2,782,861.63
11/25/2008	12/25/2008	2,690,717.49
12/25/2008	1/25/2009	2,600,619.25
1/25/2009	2/25/2009	2,512,539.09
2/25/2009	3/25/2009	2,426,449.57
3/25/2009	4/25/2009	2,342,323.63
4/25/2009	5/25/2009	2,260,134.56
5/25/2009	6/25/2009	2,179,856.04
6/25/2009	7/25/2009	2,101,462.08
7/25/2009	8/25/2009	2,024,927.05
8/25/2009	9/25/2009	1,950,225.68
9/25/2009	10/25/2009	1,877,333.03
10/25/2009	11/25/2009	1,806,224.50
11/25/2009	12/25/2009	1,736,875.83
12/25/2009	1/25/2010	1,669,263.08
1/25/2010	2/25/2010	1,603,362.65
2/25/2010	3/25/2010	1,539,151.24
3/25/2010	4/25/2010	1,476,605.89
4/25/2010	5/25/2010	1,415,703.93
5/25/2010	6/25/2010	1,356,423.01
6/25/2010	7/25/2010	1,298,741.08
7/25/2010	8/25/2010	1,242,636.39
8/25/2010	9/25/2010	1,188,087.49
9/25/2010	10/25/2010	1,135,073.21
10/25/2010	11/25/2010	1,083,572.68
11/25/2010	12/25/2010	1,033,565.30
12/25/2010	1/25/2011	985,030.76
1/25/2011	2/25/2011	937,949.03
2/25/2011	3/25/2011	892,300.34
3/25/2011	4/25/2011	871,484.71
4/25/2011	5/25/2011	851,996.29
5/25/2011	6/25/2011	833,816.86
6/25/2011	7/25/2011	816,928.46
7/25/2011	8/25/2011	801,313.40
8/25/2011	9/25/2011	786,954.24
9/25/2011	10/25/2011	773,833.81
10/25/2011	11/25/2011	761,631.59
11/25/2011	12/25/2011	749,646.30
12/25/2011	1/25/2012	737,874.98
1/25/2012	2/25/2012	726,314.73
2/25/2012	3/25/2012	714,962.67
3/25/2012	4/25/2012	704,989.03
4/25/2012	5/25/2012	695,203.27
5/25/2012	6/25/2012	685,602.69
6/25/2012	7/25/2012	676,184.63
7/25/2012	8/25/2012	666,946.48
8/25/2012	9/25/2012	657,885.63
9/25/2012	10/25/2012	648,999.55
10/25/2012	11/25/2012	640,285.74
11/25/2012	12/25/2012	631,741.71
12/25/2012	1/25/2013	623,365.04
1/25/2013	2/25/2013	615,153.34
2/25/2013	3/25/2013	607,104.24
3/25/2013	4/25/2013	601,198.57
4/25/2013	5/25/2013	595,413.24
5/25/2013	6/25/2013	589,746.28
6/25/2013	7/25/2013	584,195.77
7/25/2013	8/25/2013	578,759.79
8/25/2013	9/25/2013	573,436.48
9/25/2013	10/25/2013	568,223.98
10/25/2013	11/25/2013	563,120.48
11/25/2013	12/25/2013	558,124.18
12/25/2013	1/25/2014	553,233.31
1/25/2014	2/25/2014	548,446.16
2/25/2014	3/25/2014	543,760.99
3/25/2014	4/25/2014	540,664.54
4/25/2014	5/25/2014	537,628.53
5/25/2014	6/25/2014	534,651.91
6/25/2014	7/25/2014	531,733.63
7/25/2014	8/25/2014	528,872.70
8/25/2014	9/25/2014	526,068.10
9/25/2014	10/25/2014	523,318.87
10/25/2014	11/25/2014	520,624.03
11/25/2014	12/25/2014	517,982.63
12/25/2014	1/25/2015	515,393.74
1/25/2015	2/25/2015	512,856.43
2/25/2015	3/25/2015	502,445.69
3/25/2015	4/25/2015	494,593.93
4/25/2015	5/25/2015	486,851.37
5/25/2015	6/25/2015	479,216.53
6/25/2015	7/25/2015	471,687.93
7/25/2015	8/25/2015	464,264.11
8/25/2015	9/25/2015	456,943.62
9/25/2015	10/25/2015	449,725.06
10/25/2015	11/25/2015	442,607.03
11/25/2015	12/25/2015	435,588.13
12/25/2015	1/25/2016	428,667.02
1/25/2016	2/25/2016	421,743.89
2/25/2016	3/25/2016	414,477.33
3/25/2016	4/25/2016	407,316.14
4/25/2016	5/25/2016	400,258.87
5/25/2016	6/25/2016	393,304.03
6/25/2016	7/25/2016	386,450.21
7/25/2016	8/25/2016	379,695.97
8/25/2016	9/25/2016	373,039.92
9/25/2016	10/25/2016	366,480.68
10/25/2016	11/25/2016	360,016.88
11/25/2016	12/25/2016	353,647.19
12/25/2016	1/25/2017	347,370.28
1/25/2017	2/25/2017	341,184.85
2/25/2017	3/25/2017	335,089.60
3/25/2017	4/25/2017	329,083.27
4/25/2017	5/25/2017	323,164.61
5/25/2017	6/25/2017	317,332.38
6/25/2017	7/25/2017	311,585.36
7/25/2017	8/25/2017	305,922.36
8/25/2017	9/25/2017	300,342.18
9/25/2017	10/25/2017	294,843.67
10/25/2017	11/25/2017	289,425.66
11/25/2017	12/25/2017	284,087.03
12/25/2017	1/25/2018	278,826.65
1/25/2018	2/25/2018	273,643.42
2/25/2018	3/25/2018	268,536.24
3/25/2018	4/25/2018	263,504.06
4/25/2018	5/25/2018	258,545.79
5/25/2018	6/25/2018	253,660.41
6/25/2018	7/25/2018	248,846.87
7/25/2018	8/25/2018	244,104.17
8/25/2018	9/25/2018	239,431.30
9/25/2018	10/25/2018	234,827.28
10/25/2018	11/25/2018	230,291.12
11/25/2018	12/25/2018	217,547.61
12/25/2018	1/25/2019	203,587.49
1/25/2019	2/25/2019	189,833.53
2/25/2019	3/25/2019	176,282.81
3/25/2019	4/25/2019	162,932.44
4/25/2019	5/25/2019	149,779.59
5/25/2019	6/25/2019	136,821.45
6/25/2019	7/25/2019	124,055.25
7/25/2019	8/25/2019	111,478.28
8/25/2019	9/25/2019	99,087.85
9/25/2019	10/25/2019	86,881.30
10/25/2019	11/25/2019	74,856.03
11/25/2019	12/25/2019	63,009.46
12/25/2019	1/25/2020	51,339.05
1/25/2020	2/25/2020	39,842.29
2/25/2020	3/25/2020	28,516.71
3/25/2020	4/25/2020	17,359.88
4/25/2020	Termination Date	6,369.38